UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2026

BRC Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41275	87-3277812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3131 W. 2210 S., Suite C
West Valley City, UT 84119
(Address of principal executive offices, including Zip Code)
(801) 874-1189
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BRCC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 28, 2026, BRC Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 249,125,057 shares of the Company’s Class A and Class B common stock entitled to vote at the Annual Meeting, a quorum of 145,942,807 shares was represented virtually or by proxy. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1. Election of Directors

The stockholders elected the Class I nominees, Kathryn Dickson, Chris Mondzelewski and Lawrence “Chip” Molloy, to serve as directors until the Company’s Annual Meeting of Stockholders in 2029. The voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Kathryn Dickson	94,466,522	22,597,403	173,993	28,704,889
Chris Mondzelewski	113,820,509	3,175,198	242,211	28,704,889
Lawrence “Chip” Molloy	94,241,003	22,752,582	244,333	28,704,889

Proposal 2. Ratification of the Appointment of the Independent Registered Public Accountants

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
144,256,280	1,491,239	195,288	0

Proposal 3. Approval of Reverse Stock Split

The stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Class A common stock, $0.0001 par value per share, at a ratio ranging from any whole number between 1-for-10 and 1-for-50, as determined by the Board in its discretion, subject to the Board’s authority to abandon such amendments. The voting results were as follows:

For*	Against*	Abstain*	Broker Non-Votes
78,970,591	7,235,842	191,103	0
*Only holders of the Company’s Class A common stock were entitled to vote on Proposal No. 3.

Proposal 4. Approval of adjournment of the Annual Meeting

The stockholders approved the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal No. 3. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
139,678,169	6,148,870	115,768	0

Item 7.01.     Regulation FD Disclosure.

On June 2, 2026 the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not to be incorporated by reference into any filing by Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In particular, statements regarding the Company’s plans, intentions, expectations, or objectives with respect to its ability to continue to build long-term shareholder value and the Company’s ability to continue to comply with all applicable listing standards of the NYSE, are forward-looking in nature and subject to risks and uncertainties. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to: the Company’s ability to continue to comply with the NYSE listing standards and to maintain the listing of the Company’s Class A common stock, and other risks and uncertainties indicated in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2026 including those set forth under “Item 1A. Risk Factors” included therein, as well as in our other filings with the SEC. Such forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and the Company’s current beliefs and expectations concerning future developments and their effects on the Company and speak only as of the date of this Current Report on Form 8-K. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibits	Description
99.1	Press Release issued by BRC Inc. on June 2, 2026.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2026

BRC INC.

By:	/s/ Andrew McCormick
Name:	Andrew McCormick
Title:	General Counsel and Corporate Secretary

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